Exhibit 10.28

Unofficial English Translation Solely for Convenience

Transfer Agreement

This agreement is entered into by the following two parties in Xi’an on December 28, 2009:

Transferor:           Shaanxi Suo’ang Biological Science & Technology Co., Ltd. (Party A)

Legal Representative:         REN Baoren

Address:               No. 06, 22nd Floor, Building A, Gaoxin Zhengxin Plaza, East Side

Gaoxin Yi Road, Xi’an

Transferee:          Shaanxi Suo’ang New Energy Enterprise Co., Ltd. (Party B)

Legal Representative:         REN Baoren

Address:               Wangjiabian Village, Dongjia River Town

Yao Zhou, Tongchuan

Acknowledger: Qingdao Haizhong Enterprise Co., Ltd. (Party C)

Legal Representative:

Address:

Whereas

1.             Party A and Party C entered into and executed a “Cooperation Agreement” (“Cooperation Agreement”) on July 9, 2009.

2.             Party A intends to transfer all the rights and obligations under the Cooperation Agreement to Party B, and Party B intends to accept and assume all the rights and obligations under the Cooperation Agreement from Party A.

Now, therefore, Party A, Party B and Party C, through friendly negotiation, have entered into the agreement as follows regarding the transfer of rights and obligations under the Cooperation Agreement in order to delineate the rights and obligations of each parties:

I.             Transfer of Contract

1.1          Party A agrees to transfer all the rights and obligations under the Cooperation Agreement entered into with Party C on July 9, 2009 to Party B, and Party B hereby agrees to accept and assume all the rights and obligations under the Cooperation Agreement from Party A..

1.2          Party C, as a party to Cooperation Agreement, hereby agrees to Party A’s transfer all of its rights and obligations under the Cooperation Agreement to Party B.  Party C hereby acknowledges that Party C, upon execution of this agreement, shall become a party to Cooperation Agreement and shall have all the rights that Party A originally had under the Cooperation Agreement and shall at the same time assume all the obligations that Party A originally assumed under the Cooperation Agreement.

II.            Each Party’s Warranties

2.1          Party A and Party C must assist Party B with other relevant matters required for the processing the transfer of the rights and obligations under the Cooperation Agreement, including but not limited to executing all the required relevant documents or completing the process of approval by, and the filing with, relevant government agencies.

2.2          Party B must assist Party A with the completion of the transfer of the rights and obligations under the Cooperation Agreement.

III.          Jurisdiction and Resolution of Disputes

3.1          This agreement and the transfer hereunder are in compliance with, and must be interpreted in accordance with, the Law of the People’s Republic of China.

3.2          Any disputes arising from the interpretation and the performance hereof must be settled through negotiation among the parties; if negotiation fails, it should be submitted to the People’s court with jurisdiction.

IV.          Effectuation of Agreement

This agreement becomes effective after it is signed by the legal representative of each party and imprinted with the company seal.

V.            Other Matters Not Covered Herein

Party A, Party B and Party C agree to have further negotiation and entered into supplemental agreement with regard to other matters not covered herein.  Any supplemental agreement shall be the component part hereof and shall have equal legal effect.

VI.          Miscellaneous

6.1          Neither party may transfer its rights and obligations hereunder to a third party without obtaining written consent from the other party.

6.2          This agreement has one set of triplets, with one each to Party A, Party B and Party C, and all of them have equal legal effect.

Party A:                                Shaanxi Suo’ang Biological Science & Technology Co., Ltd. (seal)

Legal Representative: REN Baowen (signature)

Party B:                                Shaanxi Suo’ang New Energy Enterprise Co., Ltd. (seal)

Legal Representative: REN Baowen (signature)

Party C:                                Qingdao Haizhong Enterprise Co., Ltd. (seal)

Legal Representative: (signature present but not legible)